Exhibit 10.2

WAIVER AND AMENDMENT

WAIVER AND AMENDMENT, dated as of January 26, 2006 (this "Amendment"), to (a) the Senior Bridge Loan Agreement, dated as of October 17, 2005 (the "Loan Agreement"), by and among CCO HOLDINGS, LLC, a Delaware limited liability company (the "Borrower"), CCO HOLDINGS CAPITAL CORP., a Delaware corporation and a wholly-owned Subsidiary of the Borrower (the "Guarantor" and, together with the Borrower, the "Loan Parties"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, together with any successor, the "Administrative Agent"), J.P. MORGAN SECURITIES INC. and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as joint lead arrangers and joint bookrunners, and DEUTSCHE BANK SECURITIES INC., as documentation agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, CCH II, LLC, a Delaware limited liability company and CCH II Capital Corp., a Delaware corporation propose to issue at least $400.0 million of (i) senior notes due 2013 (the "2013 Notes"), or (ii) senior notes due 2010 (the "2010 Notes" and, together with the 2013 Notes, the "Notes");

WHEREAS, CCH II will utilize the net proceeds received from the issuance of the Notes to make an intercompany loan to Charter Communications Operating, LLC ("CCO") with CCO utilizing 100% of such net proceeds to reduce revolving loans (but not revolving commitments) under the $6.5 billion Amended and Restated Credit Agreement dated as of March 18, 1999, amended and restated as of April 27, 2004, by and among CCO, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto.

WHEREAS, the Loan Parties, the Lenders and the Administrative Agent have agreed to waive certain provisions of the Loan Agreement in accordance with Section 9.1 in order to permit the transactions described in the foregoing paragraph.

NOW, THEREFORE, the parties hereto agree as follows:

1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as set forth below:

(a) Section 1.1 of the Loan Agreement is hereby amended by inserting therein the following definitions in proper alphabetical order:

"CCH II Notes Transaction" means the issuance in January 2006 of at least $400.0 million of senior notes due 2013 (or senior notes due 2010; collectively, the "CCH II Notes") by CCH II and CCH II Capital Corp. and the related application of 100% of the net proceeds thereof by CCO to reduce revolving loans (but not revolving commitments) under the Credit Agreement, provided that the $400.0 million minimum (and the related net proceeds) shall be reduced dollar for dollar to the extent the outstanding principal amount of Charter Holdings’ 8.250% Senior Notes Due 2007 is reduced as a result of private exchanges for CCH II Notes on or prior to the date of such issuance.

"CCO" mean Charter Communications Operating, LLC, a Delaware limited liability company, and any successor person thereto.

"CCO Intercompany Loan" means an intercompany loan made to CCO by CCH II in connection with the CCH II Notes Transaction; provided that (i) the note evidencing such intercompany loan may be upstreamed to any Parent and (ii) such intercompany loan shall be (x) evidenced by a note in the form of Exhibit J and (y) subject to the terms of an intercreditor agreement for the benefit of the Lenders in the form of Exhibit K.

(b) Section 6.9 of the Loan Agreement is hereby amended by:

(i)  adding a new clause (11) at the end of the second paragraph thereof to read as follows:

(11) the incurrence by CCO of the CCO Intercompany Loan; provided that any payment in respect thereof (including interest thereon) is used solely to (i) pay principal and/or interest on the Notes or (ii) make (or fund) a payment described in clause (9) of the second paragraph of Section 6.6.

(ii) replacing the phrase "in clauses (1) through (10) above" in the third paragraph thereof with the phrase "in clauses (1) through (11) above".

(c) The Loan Agreement is hereby amended by adding thereto (i) a new Exhibit J titled "Form of Subordinated Note" in the form attached hereto as Exhibit A, and (ii) a new Exhibit K titled "Form of Agreement with Respect to Subordinated Notes" in the form attached hereto as Exhibit B.

2. Waiver of Section 2.3(b) of the Loan Agreement. The requirement set forth in Section 2.3(b) of the Loan Agreement that the Total Commitments be reduced by 100% of the proceeds from the issuance of the Notes is hereby waived and the Total Commitments shall be reduced by 100% of the gross proceeds from the issuance of the Notes in excess of $275.0 million. It is further acknowledged that to the extent the net proceeds of the issuance of the Notes are used to fund the CCO Intercompany Loan and such CCO Intercompany Loan is distributed to Charter Holdings, such portion of the issuance shall not constitute an additional Specified Offering pursuant to clause 1(c) of the definition thereof.

3. Consent. The Required Lenders hereby consent to the execution and delivery of this Amendment by the Administrative Agent and the Loan Parties.

4. Effectiveness. This Amendment will become effective as of the date first set forth above upon the Administrative Agent having received counterparts of this Amendment duly executed and delivered by the Loan Parties and the Required Lenders; provided that this Amendment shall automatically terminate and be of no effect if the CCH II Notes Transaction (as defined in Section 1(a) hereof) shall not have occurred on or before January 31, 2006.

5. Continuing Effect. Except as expressly amended and modified hereby, the Loan Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

6. Representations and Warranties. On and as of the date hereof after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lenders that each of its representations and warranties contained in Section 4 of the Loan Agreement or in any certificate, document or financial or other statement furnished at any time under, or in connection therewith, are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9. Expenses. The Loan Parties jointly and severally agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CCO HOLDINGS, LLC, as Borrower

By:  /s/ Eloise Schmitz
Name: Eloise Schmitz
Title: Senior Vice-President

CCO HOLDINGS CAPITAL CORP., as Guarantor

By:   /s/ Eloise Schmitz
Name: Eloise Schmitz
Title: Senior Vice-President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:   /s/ Tracey Navin Ewing
Name: Tracey Navin Ewing
Title: Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Lender

By:  /s/ Alexis Maged
Name: Alexis Maged
    Title:  Managing Director

By:  /s/ Adam Forchheimer
Name: Adam Forchheimer
Title:  Vice President

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Lender

By:  /s/ David Mayhew
Name: David Mayhew
Title:  Managing Director

By:  /s/ Stephen Cayer
Name: Stephen Cayer
Title:  Director

EXHIBIT A to Waiver and Amendment to Senior Bridge Loan Agreement
January [ ], 2006

EXHIBIT J
FORM OF SUBORDINATED NOTE

EXHIBIT B to Waiver and Amendment to Senior Bridge Loan Agreement
January [ ], 2006

EXHIBIT K
FORM OF AGREEMENT WITH RESPECT TO SUBORDINATED NOTES